Feihe International, Inc. to Announce Fourth Quarter and
Full Year 2010 Financial Results

BEIJING and LOS ANGELES, March 16, 2011 /PRNewswire Asia-FirstCall/ -- Feihe International, Inc. (NYSE: ADY; "Feihe International" or the "Company") (formerly known as American Dairy, Inc.), one of the leading producers and distributors of premium infant formula, milk powder and soybean, rice and walnut products in China, today announced that it plans to release fourth quarter and full year 2010 financial results on Monday, March 21, 2011, before the market opens.  The Company is in the process of finalizing its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which it expects to file with the Securities and Exchange Commission as soon as practicable, and in no event later than March 31, 2011.

The Company will also hold a conference call on March 21, 2011 at 9:00 am Eastern Standard Time to discuss its results.  Listeners may access the call by dialing the following numbers:

United States toll free:	1-888-452-4007
Hong Kong toll free:	800-901-111
Northern China toll free:	10-800-714-1202
Southern China toll free:	10-800-140-1181
International:	1-719-325-2138

The replay will be accessible through March 28, 2011 by dialing the following numbers:

United States toll free:	1-877-870-5176
International:	1-858-384-5517
Password:	8039885

A webcast of the conference call will be available through the Investor Relations section of the Company's website at http://ady.feihe.com.

For further details, please contact your respective institutional sales representative.

About Feihe International, Inc.

Feihe International, Inc. (NYSE: ADY) is one of the leading producers and distributors of premium infant formula, milk powder, and soybean, rice and walnut products in the People's Republic of China. Feihe International conducts operations in China through its wholly owned subsidiary, Feihe Dairy, and other subsidiaries. Founded in 1962, Feihe Dairy is headquartered in Beijing, China, and has processing and distribution facilities in Kedong, Qiqihaer, Baiquan, Gannan, Longjiang, Shanxi, and Langfang. Using proprietary processing techniques, Feihe International makes products that are specially formulated for particular ages, dietary needs and health concerns. Feihe International has over 200 company-owned milk collection stations, two dairy farms, seven production facilities with an aggregate milk powder production capacity of approximately 1,950 tons per day and an extensive distribution network that reaches over 80,000 retail outlets throughout China. For more information about Feihe International, please visit http://ady.feihe.com.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking information about the Company’s operating results and business prospects that involve substantial risks and uncertainties. Statements that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, strategies, intentions or other characterizations of future events or circumstances and are generally identified by the words “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “could,” “would,” and similar expressions. Because these forward-looking statements are subject to a number of risks and uncertainties, the Company’s actual results could differ materially from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 and in other reports filed with the United States Securities and Exchange Commission and available at www.sec.gov. The Company assumes no obligation to update any such forward-looking statements.

CONTACT

In the U.S.:	ir@americandairyinc.com
In China:	May Shen, IR Manager
86-10-8457-4688 x8810
shenchunmei@americandairyinc.com